Exhibit 99.1


                              PARTNERSHIP AGREEMENT

                            dated as of July 27, 2000

                                       of

                                   FK PARTNERS

                                      among

                              Philip J. Fagan, M.D.

                             Frederick H. Kopko, Jr.

                                       and

                                  Joseph Czyzyk

                     JOINT VENTURE AND PARTNERSHIP AGREEMENT

TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS
1.1      Affiliate
1.2      Bank Loan
1.3      Bank Note
1.4      Business
1.5      Capital Account
1.6      Code
1.7      Company
1.8      Czyzyk Shares
1.9      Event of Default
1.10     Excess Interest Return
1.11     Fagan Shares
1.12     Interest
1.13     Kahn Loan
1.14     Kahn Shares
1.15     Kopko Shares
1.16     Net Income
1.17     Net Loss
1.18     Notes
1.19     Partner
1.20     Partnership
1.21     Percentage Interest
1.22     Permitted Transferee
1.23     Person
1.24     Shares
1.25     Tax Matters Partner

ARTICLE 2 - FORMATION OF PARTNERSHIP
2.1      Formation
2.2      Name
2.3      Purposes
2.4      Term
2.5      Principal Office
2.6      Fiscal Year
2.7      Property Ownership
2.8      Other Activities
2.9      Scope of Partner Authority

ARTICLE 3 - PARTNERSHIP INTEREST, CAPITAL CONTRIBUTIONS AND
DISTRIBUTIONS
3.1      Partnership Interests

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

3.2      Initial Percentage Interests; Adjustment of Interests
3.3      Initial Capital Contribution
3.4      Additional Capital Contributions to Pay Interest on the Loans
3.5      Additional Capital Contributions
3.6      Distributions
3.7      Additional Contributions and Withdrawals
3.8      Payment of Fees and Expenses

ARTICLE 4 - BOOKS AND RECORDS; REPORTS; ALLOCATIONS; TAXES
4.1      Books
4.2      Reports and Audits
4.3      Preparation of Tax Returns
4.4      Capital Accounts and Allocations
4.5      Tax Matters

ARTICLE 5 - TRANSFERS
5.1      Transfers

ARTICLE 6 - TERM; DISSOLUTION
6.1      Term; Events of Dissolution
6.2      How Election Exercised
6.3      Winding-up
6.4      Liquidation; Payments of Debts; Distributions
6.5      Final Accounting
6.6      Costs and Expenses under Certain Circumstances
6.7      Termination of Agreement

ARTICLE 7 - MANAGEMENT
7.1      Control of Business
7.2      Vote of the Shares
7.3      Chairman
7.4      Handling Funds
7.5      Partners'Salaries

ARTICLE 8 - MATTERS  REQUIRING  SPECIAL  VOTE OF THE  PARTNERSHIP
8.1      Approval Required for Certain Actions

ARTICLE 9 - GENERAL PROVISIONS
9.1      Notices
9.2      Further Assurances
9.3      Computation of Time
9.4      Limitation of Authority
9.5      Fees and Expenses
9.6      Amendment
9.7      Waiver

9.8      Governing Law
9.9      Remedies
9.10     Severability
9.11     Counterparts
9.12     Further Assurances; Duty of Good Faith
9.13     Binding Effect
9.14     Assignment
9.15     No Third Party Beneficiaries
9.16     Titles and Captions
9.17     Grammatical Conventions
9.18     References
9.19     Incorporation By Reference
9.20     Arbitration
9.21     Waiver of Partition
9.22     Entire Agreement

                              PARTNERSHIP AGREEMENT


     PARTNERSHIP AGREEMENT dated as of July 27, 2000, by and among Philip J. Fagan, M.D. ("Fagan", Frederick H. Kopko, Jr., ("Kopko") and Joseph A. Czyzyk ("Czyzyk" and collectively, the "Partners").


                              W I T N E S S E T H :

         WHEREAS, the Partners desire to form a general partnership under the Uniform Partnership Act of the State of Illinois (the "Partnership");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.1 "Affiliate" of a person means any other person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such person.

         1.2 "Bank Loan" shall have the meaning set forth in Section 3.3 hereof.

         1.3 "Bank Note" shall have the meaning set forth in Section 3.3 hereof.

         1.4  "Business" shall have the meaning set forth in Section 2.3 hereof.

         1.5 "Capital Account" shall have the meaning set forth in Section 4.4 hereof.

         1.6  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.7  "Company" shall have the meaning set forth in Section 2.8 hereof.

         1.8 "Czyzyk Shares" shall have the meaning set forth in Section 2.4 hereof.

         1.9  "Event of Default"  shall  mean  one  of  the  events set forth in
Section 6.1(c) hereof.

         1.10 "Excess Interest Return" shall  have  the  meaning  set  forth  in
Section 3.6.

         1.11 "Fagan Shares" shall have the meaning set forth in Section 3.3 hereof.

         1.12 "Interest" shall have the meaning set forth in Section 3.1 hereof.

         1.13 "Kahn Note" shall have the meaning set forth in Section 3.3 hereof.

         1.14 "Kahn Shares" shall have the meaning set forth in Section 2.3 hereof.

         1.15 "Kopko Shares" shall have the meaning set forth in Section 2.3 hereof.

         1.16 "Net Income" shall have the meaning set forth in Section 4.4(b) hereof.

         1.17 "Net Loss" shall have the meaning set forth in Section 4.4(b) hereof.

         1.18 "Notes" shall have the meaning set forth in Section 3.4 hereof.

         1.19 "Partner" shall have the meaning set forth in Section 2.1 hereof.

         1.20 "Partnership" shall have the meaning set forth in the Recitals.

         1.21 "Percentage Interest" shall have the meaning set forth in  Section
3.1 hereof.

         1.22 "Permitted Transferee" shall mean (i) the Partnership or any other Partner; (ii) a transferee by intestate succession or testamentary disposition; (iii) the spouse or children, or a trustee for the spouse or children or both, of the transferee or (iv) a corporation, 51% or more of the capital and voting stock of which is owned, directly or indirectly, by the transferee.

         1.23 "Person"  means  any  natural   person,  corporation,  joint stock
company, partnership, joint venture, association, estate, trust, government of governmental body, agency or instrumentality, or other entity.

         1.24 "Shares" shall have the meaning set forth in Section 2.3 hereof.

         1.25 "Tax Matters Partner" shall mean the "Tax Matters Partner" as defined in Section 6231(a)(7) of the Code.


                                    ARTICLE 2
                            FORMATION OF PARTNERSHIP

         2.1 Formation.   Fagan,  Kopko  and  Czyzyk  (each,  a  "Partner"  and
collectively, the "Partners") hereby agree to form the Partnership under the Uniform Partnership Act of the State of California pursuant to the terms of this Agreement.

         2.2 Name.  The name of the Partnership shall be FK Partners.

         2.3 Purposes. Except as otherwise provided herein, the Partnership shall engage in the business (the "Business") of (i) acquiring 1,140,780 shares of common stock of Mercury Air Group, Inc. beneficially owned by Seymour Kahn and/or SK Acquisition, Inc. (the "Kahn Shares"); (ii) holding the Shares; (iii) holding the following shares and options of the Company: 91,125 shares and 156,125 options held by Fagan ("Fagan Shares"); 117,625 options held by Kopko ("Kopko Shares"); and 539,425 shares held by Czyzyk ("Czyzyk Shares", and collectively, with the Fagan Shares, the Kopko Shares, and the Kahn Shares, the "Shares"); (iv) exercising voting power with respect to the Shares, and (iv) disposing of the Shares, all upon the terms and conditions set forth in this Agreement, provided, however, that except as set forth in Section 7.2, the Fagan Shares, Kopko Shares, and Czyzyk Shares shall not be considered as owned by the Partnership and no Partner shall be entitled to an addition to his capital account as a result of his ownership or pledge to the Partnership of such Shares. The Partnership intends to purchase the Kahn Shares from Kahn, payable
(i) $7.00 per share in cash for a total of $7,985,460, (ii) $3.00 per share in the form of a Note to Seymour Kahn (the "Kahn Note") for a total of $3,422,340.

         2.4 Term. The Partnership shall continue in existence until January 1, 2020, unless it is terminated earlier as provided in this Agreement.

         2.5 Principal Office. The principal office of the Partnership initially shall be located at 5456 McConnell Avenue, Los Angeles, California 90066, or at such other place as may be selected from time to time by the Partners. The Partnership may maintain such other offices at such other places as the Partners deem advisable.

         2.6 Fiscal Year. The fiscal year and the taxable year of the Partnership for federal income tax purposes shall be the calendar year.

         2.7 Property Ownership. The Shares and all other properties and assets, real or personal, tangible or intangible, owned by the Partnership or acquired by the Partnership through purchase, contribution by a Partner or otherwise shall be held and recorded in the name of the Partnership. The Shares and all such properties and assets shall be deemed to be owned by the Partnership as an entity, and no Partner individually shall have any ownership of the Shares of such other property or assets.

         2.8 Other Activities. Each Partner may engage or participate, or possess any interest, in any other business enterprise, venture or activity of any nature or description, independently or with others, and may receive and enjoy income therefrom; provided, however, that none of the Partners nor their Affiliates shall engage in the business of providing aviation services, except through the Partnership or through Mercury Air Group, Inc. (the "Company"). None of the Partners shall be required to account to the Partnership or the other Partners with respect to any such income, nor shall the Partnership or the other Partners have, by virtue of this Agreement, any rights or interest in or to such independent enterprise, venture or activity or the income derived therefrom.

         2.9 Scope of Partner Authority. Except as otherwise expressly and specifically provided in this Agreement, none of the Partners shall have any authority to act for, or to assume any obligations or responsibilities on behalf of, the Partnership or of the other Partners.


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

                                    ARTICLE 3
         PARTNERSHIP INTERESTS, CAPITAL CONTRIBUTIONS AND DISTRIBUTIONS

         3.1 Partnership Interests. The interest (an "Interest" or "Interests") of each Partner in the profits, losses, capital, distributions and any other items of the Partnership shall be allocated in accordance with their relative Percentage Interests in the Partnership. "Percentage Interest" means, with respect to any Partner, the Percentage Interest set forth in Section 3.2 hereof. If an Interest in the Partnership is transferred in accordance with the provisions of this Agreement, the transferee of such Interest shall succeed to the Percentage Interest of the transferor to the extent it relates to the transferred Interest.

         3.2 Percentage Interests. The Percentage Interests of the Partners shall be 29.05% for Fagan, 29.05% for Kopko and 41.90% for Czyzyk. Each Interest shall be personal property for all purposes. Percentage Interests shall not be adjusted in the event of any capital contributions pursuant to Section 3.4 or for any other reason.

         3.3 Initial Capital Contributions. No Partners shall be required to make an initial capital contribution to the Partnership, provided, however, that each Partner shall be required to guarantee (i) a loan in the amount of $7,985,460 from the Bank of America, N.A. (the "Bank Loan") in the form of a note attached hereto as Exhibit A (the "Bank Note") and (ii) a note to Seymour Kahn in the amount of $3,422,340 in the form of a Note attached hereto as Exhibit B (the "Kahn Note").

         3.4 Additional Capital Contributions to Pay Interest on the Loans. In order to pay interest on the Kahn Note and the Bank Note (collectively, the "Notes"), the Partners shall contribute to the Partnership the following amounts: First, Fagan shall contribute the first $350,000, on a per annum basis of all amounts received by him as Chairman of the Board of the Company and Fagan shall pledge such amounts to be received in a form acceptable to Bank of America, N.A.; Second, Czyzyk shall contribute all amounts received by him as salary or bonus from the Company or its Subsidiaries, minus amounts received by him from the Company or its Subsidiaries from the corresponding period of the fiscal year ended June 30, 2000, with Czyzyk's receipts calculated from the later of August 1, 2000, or the date of the last contribution by Czyzyk; Third, the Partners shall contribute all additional amounts on an equal basis. If any Partner fails to make a capital contribution pursuant to this Section 3.4 (such Partner hereinafter referred to as the "Defaulting Partner"), any other Partner may, at his option, with the approval of the third Partner, make such contribution, which contribution shall be considered a loan by the Partner who made such loan to the Partnership on terms acceptable to the Partner and such third Partner. The amount by which the Defaulting Partner failed to make a capital contribution shall be considered a loan by the Partnership to the Defaulting Partner, and shall bear interest at the rate of twenty percent (20%) per annum.

         3.5 Loan of Company Stock and Options.

         (a) In order to secure the Bank Note, the Partners hereby agree to lend to the Partnership their respective Fagan Shares, Kopko Shares and Czyzyk Shares.

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

         (b) the partners hereby agree that their respective Fagan Shares, Kopko Shares, and Czyzyk Shares (the "Personal Shares") may be pledged to the Bank as security for the Bank Note.

         (c) In the event that the Bank and/or Kahn sells or otherwise disposes of any of the Personal Shares, or in the event that any Partner makes any payment to the Bank and/or Kahn on account of the Bank Note and/or the Kahn Note, such sale or disposition of the Personal Shares, or such payment, as the case may be, shall be considered by the Partners as a loan from the Partner whose Shares have been sold or disposed of (taking account of the provisions set forth in paragraph (d) hereof), or from the Partner who made such payment, as the case may be. Such loan shall be in the amount of the payment, or, if Shares have been sold or disposed of, in the amount of the then fair market value of the Shares, and shall in either case bear interest at the rate of ten percent (10%) per annum.

         (d) In the event that the Bank and/or Kahn sells or otherwise disposes of any Shares, then regardless of the specific identification of the Shares that have been sold or disposed of, the Partners shall consider the Shares to have been sold in the following order of priority for purposes of liquidation of the Partnership pursuant to Section 6.4 hereof: First, the Kahn Shares, Second, the Czyzyk Shares, and Third, the Kopko Shares and the Fagan Shares, pro rata in the proportion of their respective Shares.

         (e) In the event that the Bank and/or Kahn sells or otherwise disposes of any Shares, all loans set forth in paragraphs (b) and (c) above shall immediately be repaid in full. If such loans are not immediately repaid in full, any Partner may immediately terminate the Partnership at his election.

         3.6 Distributions. Unless the Partners otherwise agree in writing, distributions, other than upon dissolution, from the profits and surplus of the Partnership shall be made to each Partner at the discretion of the Partners. All distributions shall be made as follows: First, to Kopko and Fagan, in equal proportions, an amount equal to the difference between (A) the aggregate amount contributed by such Partners pursuant to clause "Third" of Section 3.4 and (B) the aggregate amount that would have been contributed by such Partners pursuant to clause "Third" of Section 3.4 if instead of such Partners contributing such additional amounts on an equal basis, such Partners had contributed such additional amounts in proportion to their Percentage Interests (such difference hereinafter referred to as the "Excess Interest Return"). All remaining distributions shall be made in proportion to each Partner's Percentage Interest at the time of the declaration of such distribution. No Partner shall be entitled to any distribution from the profits and surplus of the Partnership, except as may be authorized by the Partnership.

         3.7 Additional Contributions and Withdrawals. No Partner shall be required to make any contribution to the capital of the Partnership other than as provided in this Article 3. All capital contributions shall be applied in furtherance of the Business of the Partnership. No Partner shall have the right to withdraw from the Partnership or to demand a return of all or any part of its capital contribution during the term of the Partnership. No interest shall accrue for the benefit of, or to be paid to any Partner on, capital contributions.

         3.8 Payment of Fees and Expenses. Except as approved by the Partnership or pursuant to any specific written agreement between a Partner (or its

Affiliate) and the Partnership, no Partner shall be reimbursed for his overhead or general or administrative expenses attributable to the Partnership, nor shall salaries, fees, commissions or other compensations be paid by the Partnership to any Partner or to any Affiliate of a Partner for services rendered to the Partnership.


                                    ARTICLE 4
                 BOOKS AND RECORDS; REPORTS; ALLOCATIONS; TAXES

         4.1 Books. The Partnership shall maintain complete and accurate books of account of the Partnership's affairs at the Partnership's principal office, including a list of the names and addresses of the Partners and the Percentage Interest of each Partner. The books of account for the Partnership shall be maintained in a manner that provides sufficient assurance that:

         (a) transactions of the Partnership are executed in accordance with the general or specific authorization of the officers of the Partnership consistent with the provisions of this Agreement;

         (b) transactions of the Partnership are recorded in such form and manner as will (i) permit preparation of federal, state, local and foreign income tax returns and information returns of the Partnership in accordance with this Agreement and as required by law, (ii) permit preparation of the Partnership's financial statements in accordance with generally accepted accounting principles in the United States, and (iii) maintain accountability for Partnership's assets; and

         (c) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

Each Partner, by or through its duly authorized employees, agents, accountants or attorneys, may, at its own expense, audit, examine and make copies of or extracts from the Partnership's books and records at reasonable times for any purpose reasonably related to the Partner's interest in the Partnership, so long as the same does not interfere in any material respect with the operation of the Partnership.

         4.2 Reports and Audits. The books of account shall be closed promptly after the end of each fiscal year. Within ninety (90) days thereafter, a written report shall be delivered to each Partner, which written report shall contain such statements with respect to the status of the Partnership's operations and transactions by the Partnership as are material to the Partnership and as are considered necessary by the President to advise each Partner properly about his investment in the Partnership.

         4.3 Preparation of Tax Returns. The appropriate officers of the Partnership shall cause federal, state, local and foreign income tax returns of the Partnership to be prepared. As promptly as practicable after the end of each fiscal year, the appropriate officers of the Partnership shall cause to be prepared and delivered to each Partner a statement of such Partner's share of the Partnership's taxable income or loss for the preceding fiscal year and all other information necessary in preparing such Partner's federal, state, local and foreign income tax returns with respect to the Partnership.

         4.4 Capital Accounts and Allocations. (a) A separate capital account (a "Capital Account") shall be maintained on the Partnership's books for each Partner. In the event any Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

         (b) Definitions. Unless the context requires otherwise, the following terms have the meanings specified in this Section 4.4(b):

             (1) Book Value: The Book Value with respect to any asset shall be the asset's adjusted basis for federal income tax purposes, except as follows:

                        (i) The initial Book Value of any asset contributed by a
                  Partner to the Partnership shall be the Fair Market Value of such asset at the time of contribution, as determined by the contributing Partner and the Partnership.

                        (ii) The Book Value of all  Partnership  assets shall be
                  revalued to equal their respective Fair Market Values and the resulting unrecognized gain or loss allocated to the Capital Accounts of the Partners in accordance with their relative Percentage Interests (as determined immediately before such revaluation) as of the following times:

                        (A) the acquisition of an additional Interest by any new
                  or existing  Partner in exchange  for a capital  contribution;
                  (B) the distribution by the Partnership to a Partner of a non-cash asset, unless all Partners receive simultaneous distributions of either undivided interests in the distributed property or identical Partnership assets in proportion to their Percentage Interests; (C) the date the Partnership is liquidated within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g); and (D) the termination of the Partnership pursuant to the provisions of this Agreement.

                        (iii) The Book Value of Partnership assets shall be increased or decreased to the extent required under Treasury Regulation Section 1.704-1(b)(2)(iv)(m) in the event that the adjusted tax basis of Partnership assets are adjusted pursuant to Sections 732, 734 or 743 of the Code.

                        (iv) The Book Value of Partnership assets shall be adjusted by the depreciation, amortization or other cost recovery deductions, if any, taken into account by the Partnership with respect to such asset in computing Net Income or Net Loss.

                  (2) Capital Account: The Capital Account of a Partner shall be increased by:

                        (i) the  Fair  Market Value of assets contributed to the
                  Partnership (determined as of the date of contribution) by such Partner;

                        (ii) the  amount of money contributed to the Partnership
                  by such Partner;

                        (iii) such  Partner's  share  of Net  Income  (or  items
                  thereof) allocated to its Capital Account pursuant to this Agreement;

                        (iv) Partnership liabilities assumed by such Partner or which are secured by any Partnership property distributed to such Partner; and

                        (v) any  other  amounts  required by Treasury Regulation
                  Section 1.704-1(b).

and shall be decreased by:

                        (i) the amount of money and the Fair Market Value of any
                  Partnership property distributed by the Partnership (determined as of the date of distribution) to such Partner pursuant to the provisions of this Agreement;

                        (ii) such Partner's share of Net Loss (or items thereof)
                  allocated to its Capital  Account  pursuant to this Agreement;
                  and

                        (iii) any  other amounts required by Treasury Regulation
                  Section 1.704-1(b).

                  (3) Net Income and Net Loss: "Net Income" and "Net Loss" shall mean the taxable income or loss of the Partnership for any relevant period computed in accordance with federal income tax principles, as adjusted pursuant to the following provisions:

                        (i) including as income any income that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this Section 4.4;

                        (ii) including as a deduction any non-capital expenditures described in Section 705(a)(2)(B) of the Code and not otherwise taken into account in computing Net Income or Net Loss pursuant to this Section 4.4;

                        (iii) including as a deduction when paid or incurred any
                  amounts utilized to organize the Partnership, except that amount for which an election is properly made by the Partnership under Section 709(b) of the Code shall be accounted for as provided therein;

                        (iv) including as a deduction any losses incurred by the
                  Partnership in connection with the sale or exchange of property, notwithstanding that such losses may be disallowed to the Partnership for federal income tax purposes under the related party rules of Code Sections 267(a)(1) or 707(b); and

                         (v) calculating the gain or loss on disposition of Partnership assets and the depreciation, amortization or other cost recovery deductions, if any, with respect to Partnership assets by reference in their Book Value rather than their adjusted tax basis.

         (c)      Allocations.

                  (1) As of the end of each fiscal year of the Partnership, the Net Income of the Partnership (and each item thereof) shall be allocated as follows: First, to Kopko and Fagan, in equal proportions, an amount equal to the Excess Interest Return. Second, Net Income shall be allocated to the Partners in accordance with their relative Percentage Interests as of the end of each fiscal year of the Partnership. The Net Loss of the Partnership (and each item thereof) shall be allocated to the Partners in accordance with their relative Percentage Interests.

                  (2) The allocation of each item of income, gain, loss, deduction or credit earned, realized or available by or to the Partnership, shall be allocated to the Partners for federal income tax purposes as provided in Section 4.4(c)(1) hereof, except as otherwise required by Section 704 of the Code in the reasonable determination of the Tax Matters Partner; provided, however, that (i) income, gain, loss and deduction with respect to property contributed by a Partner to the Partnership shall be shared among the Partners so as to take account of the variation between the tax basis of the property to the Partnership and the Fair Market Value of the property at the time of contribution to the extent and in the manner required by Section 704(c) of the Code and (ii) if the assets of the Partnership shall be revalued to their respective fair market valued in accordance with Section 4.4(b) hereof, allocations of income, gain, loss and deduction for federal income tax purposes shall be made in accordance with the principles of Section 704(c) of the Code between the Partners to take into account the variation between the assets' adjusted tax basis and their Fair Market Value as of the date of the revaluation in accordance with Treasury Regulations Sections 1.704-1(b)(1)(i) and 1.704-1(b)(4)(iv).

                  (3) If there is a change in the Percentage Interest of a Partner during a taxable period of the Partnership, the allocations set forth in this Section 4.4(c) shall be made on the basis of an interim closing of the books of the Partnership as of the close of business on the day immediately preceding the effective date of such change. Allocations shall be made for the portion of any period prior to the change in Percentage Interest in accordance with the Percentage Interest in effect prior to such change and, for the portion of the period beginning on the date such change is effective, in accordance with the Percentage Interest in effect after such change.

                  (4) Allocations pursuant to this Section 4.4 are not in any way to be taken into account in computing distributions pursuant to any provisions of this Agreement.

         4.5 Tax Matters. (a) Czyzyk shall be the "Tax Matters Partner" of the Partnership as such term is defined in Section 6231(a)(7) of the Code. The Tax Matters Partner shall cause all federal, state and local tax returns of the Partnership to be prepared for each taxable period for which such returns are required to be filed and shall cause such returns to be timely filed. The Tax Matters Partner shall provide copies of all such returns to all Partners at a reasonable time prior to the time of filing of such returns. The Tax Matters Partner, at the direction of the Partnership, shall determine the accounting methods and conventions under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of income, gain, loss, deduction and credit of the Partnership or any other method or procedure related to the preparation of such tax returns. The Tax Matters Partner, at the direction of the Partnership, may cause the Partnership to make or refrain from making any and all elections permitted by such tax laws (including, without limitation, an election under Section 754 of the Code).

         (b)      Each Partner agrees that it shall not:

                        (i) treat,  on its  individual  income tax returns,  any
                  item of income, gain, loss, deduction, or credit relating to its interest in the Partnership in a manner inconsistent with the treatment of such item by the Partnership as reflected on the Form K-1 or other information statement furnished by the Partnership to such Partner for use in preparing its income tax returns; or

                        (ii) file any claim for refund relating to any such item
                  based  on,  or  which  would  result  in,  such   inconsistent
                  treatment.

         (c) In the event of an income tax audit of any tax return of the Partnership, the filing of any amended return or claim for refund in connection with any item of income, gain, loss, deduction or credit reflected on any tax return of the Partnership, or any administrative or judicial proceedings arising out of or in connection with any such audit, amended return, claim for refund or denial of such claim:

                        (i) the Tax Matters Partner shall be  authorized  to act
                  for, and its decision shall be final and binding upon, the Partnership and all Partners and

                        (ii) no other Partner shall have the right to

                             (A) participate in the audit of any Partnership tax
                        return,

                             (B) file any amended  return or claim for refund in
                        connection  with  any  item  of  income,   gain,   loss,
                        deduction, cost recovery deduction, depreciation or credit reflected on any tax return of the Partnership,

                             (C) participate in any  administrative  or judicial
                        proceedings arising out or in connection with any such audit, amended return, claim for refund or denial of such claim,

                             (D) appeal, challenge or otherwise protest any adverse findings in any such audit or with respect to any such amended return or claim for refund in any such administrative or judicial proceedings;

provided, however, that the Tax Matters Partner shall (i) provide reasonable notice to all Partners concerning its intended actions and decisions in its capacity as Tax Matters Partner (ii) provide the Partners with any information reasonably requested by them relating to such actions or decisions and (iii) the Partners shall have the right to consult with the Tax Matters Partner as to such matters and approve such matters, provided that such approval shall not be unreasonably withheld by any Partner.

         (d) Prompt notice shall be given to the Partners upon receipt of advice that the Internal Revenue Service or similar state or local authority intends to examine Partnership income or other tax returns for any year.

         (e) The Partners intend that the Partnership shall be treated as a "partnership" for federal, state, local and foreign income tax purposes and agree to take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may be reasonably required to qualify for and receive such treatment as a "partnership" for such income tax purposes.

         (f) Each Partner agrees to indemnify and hold harmless the Partnership and all other Partners from and against any and all liabilities, obligations, damages, deficiencies and expenses resulting from any breach or violation by such Partner of the provisions of this Section 435 and from all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees and disbursements, incident to any such breach or violation.


                                    ARTICLE 5
                                    TRANSFERS

         5.1 Transfers. (a) None of the Partners may sell, assign, or otherwise transfer or mortgage, hypothecate, or otherwise dispose of or encumber or permit or suffer any encumbrance of all or any part of its Interest unless approved by the other Partners in writing; provided, however, that notwithstanding the foregoing, each Partner may transfer or sell all, but not less than all, of its Interest to a Permitted Transferee. No such transfer shall constitute the transferee a partner or entitle the transferee to any of the rights of a partner, other than the right to receive as much of the transferor's share of partnership distribution as is transferred to the transferee. Such a transfer shall not terminate any of the transferor's obligations.


                                    ARTICLE 6
                                TERM; DISSOLUTION

         6.1 Term; Events of Dissolution. Unless otherwise agreed by all Partners in writing, the Partnership will be dissolved, and, except as otherwise provided herein, its business and affairs thereafter will be wound up and terminated, upon the occurrence of any of the following events:

         (a)      Upon the written agreement of all Partners;

         (b)      On January 1, 2020;

         (c)      At the death of any two Partners;

         (d) At the election of one Partner, if any of the following events occurs with respect to the other Partners (an "Event of Default"):

                  (i) any Partner shall be adjudicated an insolvent (however such insolvency may be evidenced) or bankrupt, or shall make a general assignment for the benefit of creditors;

                  (ii) (a) any Partner shall file a petition in bankruptcy or for any relieve under any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, or shall institute any proceeding under any such law; or (b) a petition for any relief under any such law shall be filed against any Partner or any proceeding under any such law shall be instituted against any Partner and the same shall not have been discharged, vacated or stayed within 60 days from the date of such filing or institution;

                  (iii) (a) any governmental authority or any court at the instance thereof shall take possession of all or substantially all of the property of, or assume control over the affairs or operations of, any Partner; or (b) a receiver shall be appointed for all of or any substantial part of the property of, or a writ or order or attachment or garnishment shall be issued or made against all of, or substantially all of the property of, any Partner and shall not have been discharged, vacated or stayed within 60 days from the effective date thereof;

                  (iv) any Partner shall become subject to any final order of a court of competent jurisdiction requiring such Partner to divest itself of all or a portion of its Interest in the Partnership; or

                  (v) the making by any Partner of a general assignment for the benefit of its creditors; or

                  (vi) the occurrence of an event set forth in Section 3.5(e) above.

         (e) At the election of one or both of the other Partners, in the event a Defaulting Partner fails to make a capital contribution pursuant to Section
3.4 and one or both of the other Partners fail to lend the Partnership the amount the Defaulting Partner failed to contribute; or

         (f)      Upon payment in full of both the Kahn Loan and the Bank Loan.

         6.2 How Election Exercised. A Partner electing to dissolve the Partnership pursuant to Section 6.1(d) or (e) shall give notice of such election to the other Partners in writing and a copy thereof shall be sent to the Partnership.

         6.3 Winding-up. From the date of dissolution, the Partners shall promptly proceed to wind-up and liquidate the affairs and assets of the Partnership.

         6.4 Liquidation; Payments of Debts; Distributions. (a) In winding-up the affairs of the Partnership, the assets of the Partnership shall be liquidated and the proceeds applied in the following order:

                  (i) to payment of the expenses of the liquidation;

                  (ii) to payment (or other adequate provision for the satisfaction) of the debts and liabilities of the Partnership, including those owed to any of the Partners for goods, services, advances, loans or otherwise (but not for return of any contribution by the Partners or any interest thereof);

                  (iii) to the payment of any loans made by any Partner pursuant to Section 3.5(c) hereof;

                  (iv) to Kopko and Fagan, the amount of any unpaid Excess Interest Return; and

                  (v) to divide the surplus, if any, between the Partners in accordance with each Partner's Percentage Interest, provided that any distribution in-kind shall be considered for the purposes of such distribution to have been a disposition of such assets by the Partnership at the Fair Market Value thereof and a distribution of such proceeds to the Partner receiving such assets.

         (b) The liquidation of the assets and discharge of liabilities shall occur in an orderly manner so as to enable the Partners to reasonably maximize the proceeds therefrom. In the event of such liquidation, each Partner shall promptly pay to the Partnership any amounts owned to the Partnership, whether or not then due and payable, together with its proportionate share of all contributions required by law to be paid by the Partners for the payment, or other provision for the satisfaction, of the debts and liabilities of the Partnership.

         (c) Upon liquidation of the assets of the Partnership, the Czyzyk Shares shall be returned to Czyzyk, the Kopko Shares shall be returned to Kopko, and the Fagan Shares shall be returned to Fagan (after, in each instance, taking account of the provisions set forth in paragraph 3.5(d) hereof), to the extent not liquidated to pay debts of the Partnership.

         (d) notwithstanding the provisions of paragraph (c) above, if upon liquidation of the Partnership, (i) a loan or loans of the type set forth in paragraph 3.5(c) hereof remains outstanding from Fagan and/or Kopko, and (ii) Czyzyk would have had the Czyzyk Shares returned to him pursuant to paragraph
(c) above, then, in lieu of returning the Czyzyk Shares to Czyzyk, the Partnership may sell sufficient Czyzyk Shares so that the loan or loans to Fagan and/or Kopko shall be repaid in full, and the remaining Czyzyk Shares shall be returned to Czyzyk. Alternatively, at Kopko and/or Fagan's discretion, Czyzyk may borrow funds from Kopko and/or Fagan to pay the loan.

         (e) The Partners who are liquidating the assets of the Partnership shall act in the best interests of the Partnership, as determined by such Partners.

         6.5 Final Accounting. If the Partnership is liquidated, each Partner shall be furnished with a statement certified by the independent public accountants of the Partnership, which shall set forth the assets and liabilities of the Partnership and the Interest of each of the Partners as of the date of the complete liquidation, taking into account distributions and payments as provided in Section 6.4 hereof, the allocation of all gain or loss realized by the Partnership on the liquidation of property and assets of the Partnership, the allocation of any tax attributes, and any other matter not inconsistent with this Agreement deemed appropriate by such accountants.

         6.6 Costs and Expenses Under Certain Circumstances. In the event of a dissolution or termination of the Partnership resulting from a breach by any
Partner of the provisions of this Agreement, the breaching Partner shall indemnify and hold harmless the other Partners from and against any and all costs and out-of-pocket expenses (including reasonable attorneys' fees) reasonably incurred by the other Partner as a result of such dissolution.

         6.7 Termination of Agreement. All of the provisions of this Agreement shall remain in full force and effect until the dissolution, winding-up, liquidation and termination of the Partnership.


                                    ARTICLE 7
                                   MANAGEMENT

         7.1 Control of Business. Each Partner shall participate in the control, management, and direction of the Partnership's business. In exercising this control, management and direction, each Partner shall have one vote.

         7.2      Vote of the Shares.

         (a) In the election of members of the Board of Directors of the Company, each Partner agrees that the Shares shall be voted for Czyzyk, Fagan, and Kopko, or as designated by Czyzyk, Fagan, and Kopko, respectively. In the event of the death or withdrawal of a Partner, the two remaining Partners shall decide upon the third director for whom the Shares shall be voted.

         (b) In all other matters with respect to the Company, each Partner agrees that the Shares shall be voted as directed by a majority vote of the Partners. In the event of the death or withdrawal of a Partner, the Shares shall be voted as directed by the remaining Partners, acting unanimously.

         7.3 Chairman. Fagan shall serve as Chairman of the Board of Directors of the Company. The Partners agree to immediately enact a change to the By-Laws of the Company to modify the position so that the Chairman of the Board shall be a non-officer position. The duties and responsibilities of the Chairman shall be determined by the Board of Directors of the Company.

         7.4 Handling Funds. All partnership funds shall be deposited in the Partnership's name and shall be subject to withdrawal only on the signatures of at lease two Partners.

         7.5 Partners' Salaries. No Partner shall be entitled to any salary from the Partnership.



                                    ARTICLE 8
                MATTERS REQUIRING SPECIAL VOTE OF THE PARTNERSHIP

         8.1 Approval Required for Certain Actions. Notwithstanding any other provision of this Agreement, without the approval of all partners, neither the Partnership nor any Partner, officer, employee or agent thereof, acting for or on behalf of the Partnership, may, directly or indirectly, take any of the following actions:

         (a) Except as set forth in Section 3.4, require any Partner to make any capital contribution or investment in the Partnership.

         (b) Sell, lease or otherwise dispose of any of the Shares, or all or a substantial portion of the other assets of the Partnership; or enter into any merger, business combination, partnership or joint venture agreement; or, except for the Company, acquire a substantial equity interest in any other person; or acquire or lease all or a substantial part of any other person's assets or business.

         (c) Except as security for the Bank Loan or the Kahn Loan, pledge, mortgage, hypothecate or otherwise encumber all or a substantial portion of the Shares, or any of the other Partnership's assets, tangible or intangible, and whether as security for loans or otherwise.

         (d) File on behalf of the Partnership a voluntary petition or an application under the laws of the United States of America or any state thereof seeking relief of debtors, reorganization, liquidation or dissolution.

         (e) Amend this Agreement.

         (f) Admit additional partners to the Partnership.

         (g) Change   the  purpose  for  which  the  Partnership  was  formed or change  the  Business  of the Partnership in any material respect.

         (h) Enter into any agreement, arrangement or understanding or engage in any transaction with any Partner or any Affiliate of any Partner.

         (i) Except to the extent permitted by Article 6 hereof, dissolve, terminate, liquidate or wind-up the affairs of the Partnership.

                                    ARTICLE 9
                               GENERAL PROVISIONS

         9.1 Notices. Any notice or demand required or permitted to be given to made to or upon any party hereto pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if
(i) in writing and delivered by hand against receipt, or sent by certified or registered mail, postage prepaid or return receipt requested or (ii) sent by telegram, telecopy, telex or other electronic means and followed by a copy delivered or sent in the manner provided in clause (i) above or by overnight courier service, to such party of the following address:

         (a)      If to Fagan:      Philip J. Fagan, M.D.
                                    P.O. Box 438
                                    Zephyr Cove, Nevada 89448

                  Copy to:          Richard Scott
                                    24955 Pacific Coast Highway
                                    Suite A101
                                    Malibu, CA 90265

         (b)      If to Kopko:      Frederick H. Kopko, Jr.
                                    20 North Wacker Drive, Suite 2520
                                    Chicago, Illinois 60618

         (c)      If to Czyzyk:     Joseph A. Czyzyk
                                    5456 McConnell Avenue
                                    Los Angeles, California 90066

or such other address as any party hereto may at any time, or from time to time, direct by notice given to the other parties in accordance with this Section 9.1. The date of giving or making of any such notice or demand shall be the earlier of the date of acknowledged receipt, or, if receipt is not acknowledged, five
(5) business days after such notice or demand is sent, of, if sent in accordance with clause (ii), the business day next following the day such notice or demand is actually transmitted.

         9.2 Further Assurances. All Partners agree to take all steps necessary to implement the provisions of this Agreement.

         9.3 Computation of Time. Any interval or period of time defined in terms of a specified number of days preceding or succeeding a particular even shall be determined without including in such interval or period the date on which such event occurs; and the number of days in any interval or period defined as that between two fixed or determinable dates shall not include the date on which such interval or period commences, but shall include the date on which such interval or period terminates.

         9.4 Limitation of Authority. Except to the extent and in the manner provided herein, this Agreement is not intended, and shall not be deemed, to create any partnership, joint venture or joint enterprise or association among the parties hereto, or to authorize or to empower any party hereto to act on behalf of, obligate or bind any other party hereto.

         9.5 Fees and Expenses. Each of the parties hereto shall bear such fees and expenses as may be incurred by it in connection with the negotiation and preparation of this Agreement.

         9.6 Amendment. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

         9.7 Waiver. No course of dealing or omission or delay on the part of any party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

         9.8 Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of California, without giving effect to the principles, policies or provisions relating to choice or conflict of laws. To the extent the provisions of this Agreement are inconsistent with the Uniform Partnership Act of the State of Illinois, the provisions of this Agreement shall apply.

         9.9 Remedies. The parties hereto acknowledge and agree that, in the event of an actual or prospective breach or default by any party hereto, the other parties may not have an adequate remedy at law. Accordingly, in the event of any such actual or prospective breach or default by any party, the other parties shall be entitled to such equitable relief, including remedies in the nature of injunction and specific performance, as may be available to restrain any person from causing or participating in any such actual or prospective breach or default. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit any party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

         9.10 Severability. The parties hereto intend that each provision hereof constitute a separate agreement between them. Accordingly, the provisions hereof are severable and in the event that any provision of this Agreement shall be deemed invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

         9.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

         9.12 Further Assurances; Duty of Good Faith. Each party hereto covenants and agrees promptly to execute, deliver, file or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other party hereto, the Board or an authorized officer of the Partnership may reasonably request or as may otherwise be required by law or be necessary or proper to consummate and perfect the transactions contemplated hereby. Each Partner further covenants and agrees to act in good faith and in a manner it reasonably believes to be in the best interests of the Partnership.

         9.13 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         9.14 Assignment. Without the prior written consent of each other party hereto, and except as otherwise provided herein, no party hereto may sell, assign, transfer, mortgage, hypothecate or otherwise dispose of or encumber or permit or suffer any encumbrance of any right, interest or obligation hereunder, and any purported sale, assignment, transfer, mortgage, hypothecation or other disposal of or encumbrance of any right, interest or obligation hereunder without such consent shall be void and without effect.

         9.15 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement except as expressly set forth herein.

         9.16 Titles and Captions. The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

         9.17 Grammatical Conventions. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense, and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

         9.18 References. The terms "herein", "hereto", "hereof", "hereby", and "hereunder" and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof.

         9.19 Incorporation by Reference. The annexes and schedules hereto constitute an integral part of this Agreement, an the information disclosed, or terms and conditions provided therein are fully incorporated by reference herein.

         9.20 Arbitration. Any dispute between the Partners, including the interpretation or application of any provision of this Agreement shall be submitted to binding arbitration in San Francisco, California in accordance with the rules of the American Arbitration Association.

         9.21 Waiver of Partition. Each Partner hereby irrevocably waives, during the term of the Partnership, any right that it may have to maintain any action for partition with respect to any Partnership property.

         9.22 Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                  /s/ Philip J. Fagan, M.D.
                                  -------------------------------------------
                                  Philip J. Fagan, M.D.

                                  /s/ Frederick H. Kopko, Jr.
                                  -------------------------------------------
                                  Frederick H. Kopko, Jr.

                                  /s/ Joseph A. Czyzyk
                                  -------------------------------------------
                                  Joseph A. Czyzyk

                                 PROMISSORY NOTE

$3,422,340                                                         July 27, 2000


         FOR VALUE RECEIVED, FK Partners, an Illinois general partnership, Philip J. Fagan, Frederick H. Kopko, Jr., and Joseph A. Czyzyk (collectively, "Maker"), hereby jointly and severally promise to pay to the order of Seymour Kahn ("Lender"), in the manner provided hereinafter, the principal sum of three million, four hundred twenty-two thousand, three hundred forty dollars ($3,422,340), with interest thereon, as follows:

         Maker hereby agrees to pay to the Lender the principal amount of this promissory note ("Note") with interest thereon at the rate of eight percent (8%) per annum (except as otherwise set forth herein) at such address as is set forth in the provisions of this Note, such principal and interest to be paid by maker as hereinafter set forth.

         From the date hereof until July 26, 2001, simple interest shall accrue on the principal amount of this Note at the interest rate set forth above, and such accrued interest shall be added to the principal amount of this Note on such date. Beginning on October 27, 2001, and continuing on the 27th day of each January, April, July, and October thereafter until and including April 27, 2003, Maker shall pay all accrued interest on the principal balance of this Note (including in such principal balance the accrued interest from July 27, 2000 to July 27, 2001, which will have been added to the principal balance). On July 27, 2003, all unpaid accrued interest and the principal balance of this NOTE shall be due and payment shall be made to Lender.

         All payments received on account of the indebtedness evidenced by this Note shall be first applied to accrued interest due on the outstanding principal balance, with the remainder, if any, to be applied to the outstanding principal balance.

         All payments made on account of the indebtedness evidenced by this Note shall be made in United States dollars and are to be paid to Lender at Seymour Kahn, 213 Fowling Street, Playa Del Rey, California 90293-7727, or such place as the Lender may from time to time designate in writing.

         Maker's failure to make any payment of interest or principal when due in accordance with the terms hereof together with such failure continuing for a period of ten (10) days after written notice form Lender is given to maker shall be defined to be a "Default." In such event, the "Default Date" shall be defined to be the initial due date of such principal or interest payment which has not been made and not the ten (10) day cure date period provided for in the notice to Maker. From and after the Default Date, interest shall accrue on the principal sum and interest subject to the Default at a rate equal to twelve percent (12%) per annum until paid ("Default Rate").

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

         Under no circumstances shall the undersigned be charged more than the highest rate of interest which lawfully may be charged by the holder hereof and paid by the undersigned on the indebtedness evidenced hereby. It is therefore agreed that if at any time interest on the indebtedness evidenced hereby would otherwise exceed the highest lawful rate, only such highest lawful rate will be paid by the undersigned. Should any amount be paid by the undersigned in excess of the highest lawful amount, such excess shall be deemed to have been paid in reduction of the principal balance hereof.

         The undersigned, and all persons liable or to become liable on this Note, agree, jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and disbursements, in case the unpaid principal balance of this Note, or any payment of interest thereon is not paid when due, whether a law suit be brought or not.

         The undersigned hereby authorizes, irrevocably, any attorney of any court of record to appear for the undersigned in such court, at any time after default in the payment of any interest or of any principal balance hereof, and confess judgment without process in favor of the Lender for the principal balance and unpaid interest thereon, together with court costs and reasonable attorney's fees, and the undersigned waive and release all errors which may intervene in any such proceedings, and consent to immediate execution upon such judgment, hereby ratifying and confirming all that said attorney may do by virtue hereof.

         Lender shall not be any omission or act be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in connection with one event shall not be construed as continuing or as a bar to or waiver of any right or remedy in connection with the same, a similar, or a subsequent event.

         Time is of the essence with regard to the payment of principal and interest thereon of this Note.

         The undersigned hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor of this Note. This Note and al other documents relating thereto shall be governed by and construed in accordance with the Laws of the State of New York. Any action or proceeding in connection with this Note and any other relating documents thereto shall only be brought in a court of record of the State of New York, County of New York, or in the United States District court for the Southern District of New York, the parties hereby consenting to the jurisdiction thereof, and service of process may be made upon any party by mailing a copy of the summons to such party by United States Post Office, certified mail return receipt requested or by Federal Express at the address as set forth herein. In any action or proceeding relating to this Agreement, and/or any other documents, the parties mutually waive trial by jury and the parties waive any claim that New York County or the Southern District of New York is an inconvenient forum.

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

         If any provision in this Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provisions were not contained therein, and that the rights, obligations and interests of Maker and the Lender under the terms of this Note shall continue in full force and effect.

         Any notice, demand or other communication which any party may desire or may be required to be given to any other party shall be in writing, and shall be deemed given if and when personally delivered, or if mailed, on the second business day after being deposited in the United States mail, registered or certified, postage prepaid, addressed to a party at the address set forth below, or to such other address as the party to receive such notice may have designated to all other parties by notice in accordance herewith:

         If to Lender:              Seymour Kahn
                                    213 Fowling Street
                                    Playa Del Rey, CA  90293-7727

         If to Maker:               FK Partners
                                    20 North Wacker Drive, Suite 2520
                                    Chicago, IL  60606

                                    Philip J. Fagan
                                    11441 Ayrshire Road
                                    Los Angeles, CA  90049

                                    Joseph A. Czyzyk
                                    8141 Cabora Drive
                                    Playa Del Rey, CA  90293

                                    Frederick H. Kopko, Jr.
                                    4901 South Ellis Avenue
                                    Chicago, IL  60615

         This Note is binding upon the undersigned and undersigned's executors, administrators, successors and assigns.

         This Note cannot be modified or changed except by written instrument signed by all of the parties hereto.

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

        IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.

                                  FK Partners



                                  By:
                                     -------------------------------------------
                                  Its: Chairman of the Board
                                      ------------------------------------------



                                  ----------------------------------------------
                                  Philip J. Fagan, M.D.


                                  ----------------------------------------------
                                  Frederick H. Kopko, Jr.


                                  ----------------------------------------------
                                  Joseph A. Czyzyk


STATE OF CALIFORNIA                 )
                                    )   ss:
COUNTY OF                           )

         On this ___ day of July, 2000, before me personally came PHILIP J. FAGAN to me known and known to me to be the individual described in and who executed the foregoing instrument.




-----------------------------------
NOTARY PUBLIC



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